UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2026
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
Integrated Resource Plan
On May 15, 2026, Otter Tail Power Company (OTP), a wholly owned subsidiary of Otter Tail Corporation, filed its 2026 Integrated Resource Plan (2026 IRP) with the Minnesota Public Utilities Commission (MPUC). The 2026 IRP includes OTP’s preferred plan for meeting customers’ anticipated capacity and energy needs over the next 15 years.
The major requests in OTP's preferred plan include:
–the addition of a 50-megawatt natural gas plant, expected to be placed into service in 2031 or 2032;
–the addition of a 50-megawatt wind generation facility, expected to be placed in service in 2035; and
–the addition of a 50-megawatt wind generation facility, expected to be placed in service in 2040.
The 2026 IRP also reflects projects currently in development or under construction following OTP’s previously approved resource plan, which include:
–our 50-megwatt Solway Solar project, which is expected to be placed into service in 2026;
–our 295-megwatt Abercrombie Solar project, which is expected to be placed into service in 2028;
–a 75-megawatt battery storage facility; and
–additional wind generation facilities.
Additionally, consistent with OTP’s previously approved resource plan, OTP is prepared to designate the Minnesota share of the jointly-owned Coyote Station coal-fired plant as an Available Maximum Emergency (AME) resource beginning June 1, 2026, and to no longer serve Minnesota customers with capacity or energy from Coyote Station as soon as feasible, but no later than December 31, 2031.
Forward-looking Statements
Certain information discussed in this Current Report on Form 8-K is forward-looking information that involves risks, uncertainties and assumptions. Such forward-looking statements, including our expectations regarding the regulatory proceedings, as well as assumptions and other statements are intended to be identified in this document by the words “anticipated,” “expected,” “plan,” “preferred,” “project,” and similar expressions. Actual results may vary materially. Forward-looking statements made herein, which may include statements regarding our plan to meet customers’ electricity needs, the type of generation resources selected, the timing of the additions, the financial and operational impact of the final outcome of the review as well as other assumptions and statements, involve known and unknown risks and uncertainties that may cause our actual plans or results to differ from our assumptions or expectations. Our risks are more fully described in our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: May 15, 2026	By:	/s/ Tyler J. Nelson
Tyler J. Nelson
Vice President and Chief Financial Officer